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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                       Date of Report: June 13, 1997
                     (Date of earliest event reported)

                      Shoreline Financial Corporation
                       (Exact name of registrant as
                         specified in its charter)


                 Michigan            0-12216           38-2758932
              (State or other      (Commission        (IRS Employer
              jurisdiction of       File Number)   Identification no.)
              incorporation)

            823 Riverview Drive
          Benton Harbor, Michigan                         49022
 (Address of principal executive offices)               (Zip Code)

                         Registrant's telephone number,
                       including area code:  (616) 927-2251










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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          Pursusant to an Agreement and Plan of Merger, dated as of November 6, 1996, between Shoreline Financial Corporation, a Michigan corporation ("Shoreline"), SJS Acquisition Corporation, a Michigan corporation ("MergerSub"), and SJS Bancorp, Inc., a Delaware corporation ("SJS Bancorp") (the "Plan of Merger"), MergerSub (a wholly owned subsidiary of Shoreline) merged with and into SJS Bancorp, with SJS Bancorp surviving the merger (the "Merger"). The merger was effective as of 11:58 p.m. on June 13, 1997. Following the Merger, SJS Bancorp's lead subsidiary, SJS Federal Savings Bank, was consolidated with and into Shoreline Bank, the lead subsidiary of Shoreline Financial Corporation, with Shoreline Bank surviving the consolidation. The consolidation was effective as of 11:59 p.m. on June 13, 1997.

          Under the Plan of Merger, each share of SJS common stock, $0.01 par value ("SJS Common Stock"), that was outstanding immediately prior to the effective time of the Merger was converted into the right to receive $27 in cash (the "Merger Consideration") from Shoreline. The nature and amount of the Merger Consideration was negotiated by Shoreline Financial Corporation's board of directors and SJS Bancorp's board of directors on an arm's-length basis. Shoreline funded the Merger with available cash reserves and investments. All assets acquired in connection with the Merger are anticipated to continue to be used in substantially the same manner as they were used by SJS Bancorp and its subsidiaries prior to the Merger (the operation of a bank and its branches), except for the South Haven Branch of SJS Federal Savings Bank, which has been closed. The South Haven branch facility will be sold.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

          (a) Financial Statements of Business Acquired. As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the registrant to provide the financial statements for SJS Bancorp. In accordance with Item 7(a)(4) of Form 8-K, these financial statements will be filed by amendment to this Form 8-K as soon as practicable, but no later than 60 days after the date that this Current Report, on Form 8-K.

          (b) Pro Forma Financial Information. As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the registrant to provide interim pro forma financial statements for the registrant. In accordance with Item 7(a)(4) of Form 8-K, these financial statements will be filed by amendment to this Form 8-K as soon as practicable, but no later than 60 days after the date that this Current Report, on Form 8-K.

          (c) Exhibit. The following exhibit is furnished with or incorporated by reference into this Current Report:
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EXHIBIT NO.                         DOCUMENT

   2.1 Agreement and Plan of Merger, dated as of November 6, 1996, between Shoreline Financial Corporation, SJS Acquisition Corporation, and SJS Bancorp, Inc.












































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                                 SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 26, 1997               SHORELINE FINANCIAL CORPORATION
                                   (Registrant)


                                   By: /S/Dan L. Smith
                                       Dan L. Smith
                                       Chairman of the Board, President
                                         and Chief Executive Officer


































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                               EXHIBIT INDEX


Exhibit Number           Document

     2.1 Agreement and Plan of Merger, dated as of November 6, 1996, between Shoreline Financial Corporation, SJS Acquisition Corporation, and SJS Bancorp, Inc.